Summary Prospectus dated May 1, 2024
Class I and Class P Shares
Small-Cap Index Portfolio

This Summary Prospectus is intended for use in connection with variable life insurance policies and variable annuity contracts issued by Pacific Life Insurance Company (“Pacific Life”) and Pacific Life & Annuity Company (“PL&A”) and is not intended for use by other investors.
Before you invest, you may want to review the Fund’s Prospectus, as may be supplemented or amended from time to time, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.pacificlife.com/PacificSelectFund.html. You can also obtain this information at no cost by sending an email request to PSFdocumentrequest@pacificlife.com or by calling:
Pacific Life Annuity Contract Owners:	1-800-722-4448	(6 a.m. – 5 p.m. Pacific time, Monday through Friday)
Annuity Financial Advisors:	1-800-722-2333	(6 a.m. – 5 p.m. Pacific time, Monday through Friday)
Pacific Life Insurance Policy Owners:	1-800-347-7787	(5 a.m. – 5 p.m. Pacific time, Monday through Friday)
PL&A Annuity Contract Owners:	1-800-748-6907	(6 a.m. – 5 p.m. Pacific time, Monday through Friday)
PL&A Life Insurance Policy Owners:	1-888-595-6997	(5 a.m. – 5 p.m. Pacific time, Monday through Friday)
The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2024, as may be supplemented or amended from time to time, are incorporated by reference into this Summary Prospectus.

Investment Goal
This Fund seeks investment results that correspond to the total return of an index of small-capitalization companies.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class P
Management Fee	0.30%	0.30%
Service Fee	0.20%	0.00%
Other Expenses	0.06%	0.06%
Acquired Fund Fees and Expenses1	0.04%	0.04%
Total Annual Fund Operating Expenses	0.60%	0.40%

1
Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.
These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.
Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period
	1 year	3 years	5 years	10 years
Class I	$61	$192	$335	$750
Class P	$41	$128	$224	$505
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2023, the portfolio turnover rate was 13% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.
Principal Investment Strategies
Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with small market capitalizations included in the Fund’s applicable benchmark index, including instruments representative of that index (such as derivatives). The securities in the Fund’s applicable benchmark index are those companies that are included in the Russell 2000 Index, which measures the performance of the small-capitalization segment of the U.S. equity universe. The Fund principally invests in common stock. As of December 31, 2023, the market capitalization range of the Russell 2000 Index was approximately $19.5 million to $15.0 billion. As of December 31, 2023, the weighted average market capitalization of the Fund was approximately $3.2 billion.
The Fund will generally hold substantially all of the stocks in the index in approximately the same proportions as their weightings in the index. The sub-adviser will utilize a sampling approach to seek to replicate the performance of the Russell 2000 Index by investing in a portfolio of securities in the Russell 2000 Index that collectively has an investment profile similar to that of the Russell 2000 Index. The sampling approach may result in a small portion of the portfolio being invested in certain stocks in proportions that are not approximately the same as their index weightings, but which are expected to result in a portfolio that has, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Fund’s index. The Fund will not concentrate, except to the same approximate extent as its index may concentrate, in the securities of a particular industry or group of industries (also known as a sector).
The Fund will not deviate from the above noted strategies at any time for any reason. The Fund may become non-diversified, as defined under the Investment Company Act of 1940 (the “1940 Act”), as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index.
Principal Risks
As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.
While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:
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Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

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Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

•
Tracking Error Risk: Performance of the Fund may vary from the performance of the index for which it seeks corresponding investment results due to imperfect correlation between the Fund’s investments and that index.

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Index Sampling Risk: Because index sampling relies on the sub-adviser to select securities that have economic characteristics similar to securities in the index for which the Fund seeks corresponding investment results as opposed to holding the constituent securities of that index in the same proportion as the index that holds them, index sampling may not result in the aggregate in investment performance matching that index or of other funds that purchased all or substantially all of the securities in the same index in approximately the same proportions as their weightings in the index.

•
Industry Concentration Risk: Concentrating investments in a particular industry or group of industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or group of industries, which could negatively impact performance.
•
Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

•
Non-Diversification Risk: In order to track the composition of the index for which it seeks corresponding investment results, the Fund may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. As a result, the Fund may become non-diversified under the 1940 Act. This increases the risk that the Fund will have greater price swings over shorter periods of time because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments.

•
Passive Management Risk: Regardless of performance, a passively managed (or index) fund generally holds constituent securities of the index for which the fund seeks corresponding investment results, which could cause the index fund’s return to be lower than an actively managed fund (which generally seeks to outperform an index). The fund will also perform poorly when such index performs poorly. In addition, an index fund has operating and other expenses while an index does not. As such, an index fund will tend to underperform the index to some degree over time even though it will attempt to track that index as closely as possible.

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Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance
The bar chart and Average Annual Total Returns table below show performance information for the Fund and provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s average annual total returns compare to the returns of:
•
a broad-based domestic equity market index that represents the overall domestic equity market (the “Regulatory Benchmark”) which the Fund has added to comply with new regulatory requirements and thus may not necessarily represent the Fund’s principal investment strategies; and

•
a small-capitalization domestic equity market index that the Investment Adviser considers to be representative of the small-capitalization domestic equity markets and the

Fund’s principal investment strategies. The Investment Adviser considers the small-capitalization domestic equity markets index to continue to be the appropriate benchmark index for the Fund for performance comparison.
The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.
Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q4 2020: 31.17%; Q1 2020: (30.80%)
Average Annual Total Returns
(For the periods ended December 31, 2023)	1 year	5 years	10 years
Class I (incepted January 4, 1999)	16.20%	9.33%	6.56%
Class P (incepted May 2, 2011)	16.43%	9.55%	6.77%
S&P 500 Index (reflects no deductions for fees, expenses, or taxes) (Regulatory Benchmark)	26.29%	15.69%	12.03%
Russell 2000 Index (reflects no deductions for fees, expenses, or taxes)	16.93%	9.97%	7.16%
Management
Investment Adviser — Pacific Life Fund Advisors LLC
Sub-Adviser — BlackRock Investment Management, LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:
Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Jennifer Hsui, CFA, Chief Investment Officer, Managing Director and Portfolio Manager	Since 2019
Paul Whitehead, Managing Director and Portfolio Manager	Since 2022
Peter Sietsema, CFA, Director and Senior Portfolio Manager	Since 2023
Purchase and Sale of Fund Shares
The Fund is offered at net asset value (“NAV”) and is available as an underlying investment option for variable life insurance policies and variable annuity contracts (“variable products”) issued by Pacific Life and PL&A. You do not buy, sell or exchange shares of the Fund — you choose investment options through your variable product. The life insurance companies then invest in the Fund if you choose it as an investment option and redeem shares of the Fund if you choose to decrease that investment option. Any minimum initial or subsequent investment requirements and procedures for purchase or redemption of shares of the Fund that apply to your variable product are described in the prospectus for the variable product.
Tax Information
Because the only shareholders of the Fund are the insurance companies offering the variable products and as applicable certain funds of funds of the Trust, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchasers of a variable product are described in the prospectus for the variable product.
Payments to Broker-Dealers and Other Financial Intermediaries
Pacific Select Distributors, LLC (“PSD”), the distributor for the Fund and for the variable products, may pay broker-dealers or other financial intermediaries (such as insurance companies) for the sale of the variable products and related services, including shareholder servicing. The Fund’s service fee or distribution/service fee, as applicable, which is paid to PSD, can be used for a part of these payments. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the variable product, a share class and/or the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. Class P shares do not pay a service or distribution/service fee to PSD.